UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 19, 2007

FOOTHILLS RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-31546 (Commission File Number)	98-0339560 (IRS Employer Identification No.)

4540 California Avenue, Suite 550

Bakersfield, California 93309

(Address of Principal Executive Offices, Including Zip Code)

(661) 716-1320

(Registrant’s Telephone Number, Including Area Code)

_____________________________________________________________________________

(Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On April 19, 2007, Foothills Resources, Inc. (the “Company”) issued a press release that announced the participation of Dennis Tower, the Company’s Chief Officer, in the Independent Petroleum Association of America’s (IPAA) Oil & Gas Investment Symposium New York to be held April 23-25, 2007 in New York. In his April 25, 2007 presentation, Mr. Tower plans to update the investment community on the Company’s projects in the Texas Gulf Coast, the Eel River Basin, California and the Anadarko Basin, Oklahoma. The presentation will be available on the Company’s website at http://www.foothills-resources.com prior to the presentation. The presentation begins at 4:35 PM EDT and a live webcast of the presentation will be available at http://www.investorcalendar.com/CEPage.asp?ID=116168. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is furnished with this Form 8K:
Exhibit No.	Description

Exhibit 99.1	Press Release of Foothills Resources, Inc., dated April 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILLS RESOURCES, INC.

Date:	April 24, 2007	/s/ W. Kirk Bosché
		Name:	W. Kirk Bosché
Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release of Foothills Resources, Inc., dated April 19, 2007.